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                                                                  EXHIBIT 10.1.2


                         REGISTRATION RIGHTS AGREEMENT


               REGISTRATION RIGHTS AGREEMENT (this "Agreement") dated as of May __, 1999, between Getty Images, Inc., a Delaware corporation ("Company"), and the stockholders of Art.com, Inc., a Delaware corporation ("Target") listed on Exhibit A attached hereto (each an "Individual Stockholder," and collectively, the "Individual Stockholders"). All stockholders of Target at the Effective Time (as defined in the Merger Agreement) shall be entitled to enter into this Agreement by executing and delivering a copy of the signature page hereof. In addition, from time to time, any current director of Target not otherwise party hereto who received any options to purchase stock of Target, the exercise of which is not covered by a Registration Statement on Form S-8, shall be entitled to become a party to this Agreement on the same terms.


                                 R E C I T A L S

               WHEREAS, the Company, Print Corp., a Delaware corporation ("Merger Sub") and the Target propose to enter into, simultaneously herewith, an Agreement and Plan of Merger, dated as of May 4, 1999, (the "Merger Agreement"; terms used but not defined in this Agreement shall have the meanings ascribed to them in the Merger Agreement), providing for the merger of Merger Sub with and into the Target (the "Merger"); and

               WHEREAS, it is a condition to the consummation of the transactions contemplated by the Merger Agreement that the parties hereto enter into this Agreement.

               NOW, THEREFORE, in consideration of the mutual promises, representations, warranties and conditions set forth in this Agreement, the parties hereto agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

               SECTION 1.01. As used in this Agreement, the following terms shall have the following respective meanings:

               "Commission" shall mean the United States Securities and Exchange Commission or any other United States federal agency at the time administering the Securities Act or the Exchange Act, as applicable, whichever is the relevant statute.

               "Company Common Stock" shall mean the common stock, $0.01 par value, of the Company.

               "Exchange Act" shall mean the United States Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be amended from time to time.


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                "Person" shall mean a corporation, association, partnership, organization, group (as such term is used in Rule 13d-5 under the Exchange Act), business, individual, government or political subdivision thereof, governmental agency or other entity.

               "Prospectus" shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect of the terms of the offering of any security of the Company covered by such Registration Statement and all other amendments or supplements to the prospectus, including post-effective amendments, and all material incorporated, or deemed to be incorporated, by reference in such prospectus.

               "Registrable Securities" shall mean any Company Common Stock or Company Common Stock underlying options issued to a Individual Stockholder pursuant to the Merger Agreement (including as or in connection with the Contingent Deferred Payment) and all securities which may be issued or distributed in respect thereof by way of stock dividend or stock split or other distribution, recapitalization or reclassification. For purposes of this Agreement, any Registrable Securities shall cease to be Registrable Securities when (i) a registration statement covering such Registrable Securities has been declared effective and such Registrable Securities have been disposed of pursuant to such effective registration statement, (ii) such Registrable Securities are sold by a person in a transaction in which no rights under the provisions of this Agreement are assigned or (iii) such Registrable Securities shall have ceased to be outstanding and no options with respect thereto remain outstanding.

               "Registration Statement" shall mean any registration statement under the Securities Act filed by the Company, including the Prospectus contained therein, any amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated, or deemed to be incorporated, by reference in such registration statement.

               "Securities Act" shall mean the United States Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be amended from time to time.



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                                   ARTICLE II

               AGREEMENTS IN RESPECT OF THE REGISTRABLE SECURITIES

               SECTION 2.01. Shelf Registration. The Company shall, as promptly as practicable after the Effective Time and in any event within [____] business days of the Effective Time, prepare and file with the Commission a Registration Statement (a "Shelf Registration") providing for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Securities held by all of the Individual Stockholders and an amount equal to the maximum amount of all Registrable Securities which may be issued as or in connection with the Contingent Deferred Payment under the Merger Agreement. After such Shelf Registration is filed with the Commission, the Company shall use its best efforts to cause the Shelf Registration to be declared effective as soon as practicable and to keep the Shelf Registration continuously effective under the Securities Act until the date which is two years after the date the Shelf Registration is filed, or such earlier date when (i) all Registrable Securities covered by the Shelf Registration have been sold, or (ii) as to any applicable Individual Stockholders all Registrable Securities held by such Individual Stockholder can be sold within a three month period under Rule 144 under the Securities Act.

               SECTION 2.02. Incidental Registration. (a) If, at any time following the Effective Time, the Company proposes to file a Registration Statement other than the Shelf Registration (an "Incidental Registration") under the Securities Act with respect to an offering of Company Common Stock (i) for its own account (other than a Registration Statement on Form S-4 or S-8 (or any filing on any substitute form that may be adopted by the Commission for a transaction for which Form S-4 or S-8 is currently available)) or (ii) the account of any holder of Company Common Stock, the Company shall give written notice of such proposed filing (including the proposed date thereof) to each Individual Stockholder as soon as practicable (but in any event not less than the lesser of (A) 30 days before the anticipated filing date or (B) the number of days until the date the Company plans to file such registration), and such notice shall offer each Individual Stockholder the opportunity to register such number of Registrable Securities as such Individual Stockholder shall request. Upon the written direction of any such Individual Stockholder, given within 20 days following the receipt by such Individual Stockholder of any such written notice in the case of (A) above or given within the number of days (rounded up) equal to half the time between the date notice in the case of (B) above is received by such Individual Stockholder and the date such Incidental Registration is proposed to be


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filed (which direction shall specify the number of Registrable Securities intended to be disposed of by such Individual Stockholder), the Company shall use its best efforts to cause to be registered under the Securities Act all of the Registrable Securities that each such Individual Stockholder has requested to be registered provided, that, if the Company does not file such registration statement by the proposed filing date, the Company shall again comply with the notice provisions of this Section 2.02 prior to filing such registration statement. Notwithstanding anything contained herein, if the lead underwriter of an offering involving an Incidental Registration notifies the Company that the inclusion of such Registrable Securities would (i) materially and adversely affect the price of the Company Common Stock to be offered or (ii) result in a greater amount of Company Common Stock being offered than the market could reasonably absorb, then the number of Registrable Securities to be registered by such Individual Stockholder shall be reduced to the extent that, in the lead underwriter's reasonable judgment, neither of the effects in the foregoing clauses (i) and (ii) would result from the number of shares of Company Common Stock proposed to be issued by the Company. Nothing contained herein shall require the Company to reduce the number of shares of Company Common Stock proposed to be issued by the Company and any reduction in the amount of an Individual Stockholder's Registrable Securities to be included in an Incidental Registration shall be made on a pro rata basis with other holders of registration rights participating in such Incidental Registration.

               (b) Anything in this Agreement to the contrary notwithstanding, the Company shall be entitled (subject to the provisions of Section 2.02(c) hereof) to postpone or suspend, for a reasonable period of time (the "Blackout Period"), the filing, effectiveness or use of any Registration Statement if the Company shall determine that any such filing or the offering of any Registrable Securities would

                             (i) in the good faith judgment of the Board of
               Directors of the Company, materially impede, delay or interfere with any material pending or proposed financing, acquisition, corporate reorganization or other similar transaction involving the Company for which the Board of Directors of the Company has authorized negotiations;

                             (ii) based upon advice from the Company's
               investment banker, materially adversely impair the ability to consummate any pending or proposed material offering or sale of any class of securities by the Company; or

                             (iii) in the good faith judgment of the Board of
               Directors of the Company, require disclosure of material nonpublic information which, if disclosed at such time, would be materially harmful to the interests of the Company and its stockholders;

provided, however, that the Company shall only be entitled to exercise its rights with respect to all Blackout Periods for a total of 90 days (plus an additional 90 days under Section 2.02(c) below) during any 12 month period and shall only be entitled to exercise its rights with respect to Section 2.02(b)(iii) twice during any 12-month period and then only as to separate events.

               (c) If the Company has exercised its rights pursuant to Section 2.02(b) hereof for a cumulative total of 90 days during any 12 month period, then, commencing immediately thereafter, the Company shall only be entitled to postpone or suspend, for a reasonable period of time (subject to the overall limitation described in the preceding sentence), the filing, effectiveness or use of any Registration Statement in the event that (i) there shall be a proposed material, merger, acquisition or financing (collectively "Corporate Opportunities") as to which the Company has entered into a definitive heads of agreement, letter of intent, term sheet or other similar arrangement (provided that such agreement, letter of intent, term sheet or other arrangement need not be disclosable pursuant to applicable securities laws) and (ii) the Board of Directors of Parent shall have received the written opinion of a nationally recognized investment banking firm that disclosure required in the applicable Registration Statement with respect to such Corporate Opportunity would materially jeopardize the benefit to the Company presented by such Corporate Opportunity and that the failure to pursue such Corporate Opportunity at such time would materially adversely affect the Company's business.

               (d) The Company shall use its best efforts to minimize the duration of any Blackout Period at all times and make appropriate public disclosure as soon as practicable consistent with the foregoing. Each Blackout Period shall terminate upon the earliest of completion or abandonment of the applicable transaction, public disclosure of the proposal to enter into such merger, acquisition or financing, when public disclosure would no longer be materially adverse to the Company, and the 90th


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or 180th day of the aggregate Blackout Periods (as the case may be as provided in Section 2.02(b) above) in any 12-month period. At the expiration of any Blackout Period and without any further request from the Individual Stockholders, the Company shall effect its obligations pursuant to Sections 2.01 and 2.02 of this Agreement.

               SECTION 2.03. Underwriting Requirements. In connection with any underwritten offering, the Company shall not be required under Section 2.02 of this Agreement to include shares of Registrable Securities in such underwritten offering unless the holder of such shares of Registrable Securities accept the terms of the underwriting of such offering that have been reasonably agreed upon between the Company and the underwriters selected by the Company.

               SECTION 2.04. Registration Procedures. (a) In connection with either the Shelf Registration or an Incidental Registration, and in accordance with the intended method or methods of distribution of the Registrable Securities as described in such registration, the Company shall, as soon as reasonably practicable (and, in any event, subject to the terms of this Agreement, at or before the time required by applicable laws and regulations):

               (i) prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become and remain effective for the period of the distribution contemplated;

               (ii) promptly prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement;

               (iii) furnish to each Individual Stockholder such numbers of copies of the Registration Statement and the Prospectus included therein (including each preliminary prospectus and any amendments or supplements thereto), in conformity with the requirements of the Securities Act and such other documents and information as it may reasonably request;

               (iv) use its best efforts to register or qualify the Registrable Securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdiction within the United States and Puerto Rico as shall be reasonably appropriate for the distribution of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business in or to file a general consent to service of process in any jurisdiction wherein it would not but for the requirements of this paragraph (iv) be obligated to do so; and provided, further, that the Company shall not be required to qualify such Registrable Securities in any jurisdiction in which the securities regulatory authority requires that an Individual Stockholder submit any of its Registrable Securities to the terms, provisions and restrictions of any escrow, lockup or similar agreement(s) for consent to sell Registrable Securities in such jurisdiction unless such Individual Stockholder agrees to do so;

               (v) promptly notify each Individual Stockholder, at any time when a Prospectus relating to the Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration


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        Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and at the request of an Individual Stockholder promptly prepare and furnish (subject to the Company's rights in connection with a Blackout Period) to each Individual Stockholder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made;

               (vi) furnish, to the Individual Stockholders (i) at the effective date of the Shelf Registration and (ii) at the request of an Individual Stockholder requesting registration of Registrable Securities pursuant to Section 2.02 hereof, if the method of distribution is by means of an underwriting, on the date that the Registrable Securities are delivered to the underwriters for sale pursuant to such registration, or if such Registrable Securities are not being sold through underwriters, on the date that the Registration Statement with respect to such Registrable Securities becomes effective, (a) a signed opinion, dated such date, of the independent legal counsel representing the Company for the purpose of such registration, addressed to the underwriters, if any, and if such Registrable Securities are not being sold through underwriters, then to the Individual Stockholders, as to such matters as such underwriters or the Individual Stockholders, as the case may be, may reasonably request and as would be customary in an underwritten distribution; and (b) letters dated such date and the date the offering is priced from the independent certified public accountants of the Company, addressed to the underwriters, if any, and if such Registrable Securities are not being sold through underwriters, then to the Individual Stockholders and, if such accountants refuse to deliver such letters to the Individual Stockholders, then to the Company (1) stating that they are independent certified public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements and other financial data of the Company included in the Registration Statement or the Prospectus, or any amendment or supplement thereto, comply as to form in all material respects with the applicable accounting requirements of the Securities Act and (2) covering such other financial matters (including information as to the period ending not more than five business days prior to the date of such letters) with respect to the registration in respect of which such letter is being given as such underwriters or the Individual Stockholders, as the case may be, may reasonably request and as would be customary in an underwritten distribution.

               (vii) enter into customary agreements (including if the method of distribution is by means of an underwriting, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities to be so included in the Registration Statement;

               (viii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, but not later than eighteen months after the effective date of the Registration Statement, an earnings statement covering the period of at least twelve months beginning with the first full


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        month after the effective date of such Registration Statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act; and

               (ix) use its best efforts to list the Company Common Stock covered by such Registration Statement with any securities exchange on which the Company Common Stock are then listed.

               (b) Each Individual Stockholder shall furnish to the Company in writing such information regarding such Individual Stockholder and its intended method of distribution of the Registrable Securities as the Company may from time to time reasonably request in writing, but only to the extent that such information is required in order for the Company to comply with its obligations under all applicable securities and other laws and to ensure that the Prospectus relating to such Registrable Securities conforms to the applicable requirements of the Securities Act and the rules and regulations thereunder. Each Individual Stockholder shall notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Individual Stockholder to the Company or of the occurrence of any event, in either case as a result of which any Prospectus relating to the Registrable Securities contains or would contain an untrue statement of a material fact regarding such Individual Stockholder or its intended method of distribution of such Registrable Securities or omits to state any material fact regarding such Individual Stockholder or its intended method of distribution of such Registrable Securities required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and promptly furnish to the Company any additional information required to correct and update any previously furnished information, or required so that such prospectus shall not contain, with respect to such Individual Stockholder or the intended method of distribution of the Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               SECTION 2.05. Registration Expenses. All expenses incurred in connection with all registrations pursuant to Section 2.01 and Section 2.02 of this Agreement, excluding underwriters' discounts and commissions and any stamp or transfer tax or duty, but including without limitation all registration, filing and qualification fees, word processing, duplicating, printers' and accounting fees (including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance), fees of the National Association of Securities Dealers, Inc. or listing fees, messenger and delivery expenses, all fees and expenses of complying with state securities or blue sky laws, fees and disbursements of one counsel chosen by the Individual Stockholders collectively and fees and disbursements of counsel for the Company incurred in connection with each registration shall be paid by the Company. Each Individual Stockholder shall bear and pay the underwriting commissions and discounts and any stamp or transfer tax or duty and the fees and disbursements of such counsel for the Individual Stockholders other than the one counsel referred to above incurred in connection with the Shelf Registration applicable to securities offered for its account in connection with any registrations, filings and qualifications made pursuant to this Agreement.

               SECTION 2.06. Indemnification; Contribution.

               (a) Indemnification by the Company. The Company shall, and it hereby agrees to, indemnify and hold harmless each Individual Stockholder, such Individual Stockholder's directors and


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officers, each person, if any, who controls, is subject to control of or who is in common control with such Individual Stockholder (an "Affiliate"), and each person who participates as a placement or sales agent or as an underwriter (within the meaning of the Securities Act) in any offering or sale of the Registered Securities, against any losses, claims, damages or liabilities ("Losses") to which such Individual Stockholder, Affiliate, agent or underwriter may become subject under Securities Act or otherwise, insofar as such Losses (or actions or proceedings in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus contained therein or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company shall, and it hereby agrees to, reimburse such Individual Stockholder or any such agent or underwriter for any legal or other out-of-pocket expenses reasonably incurred by them (but not in excess of expenses incurred in respect of one counsel for all of them unless there is an actual conflict of interest between any indemnified parties, which indemnified parties may be represented by separate counsel) in connection with investigating or defending any such action, proceeding or claim; provided, however, that the indemnity agreement contained in this Section 2.06(a) shall not apply to amounts paid in settlement of any such Loss or action if such settlement is effected without the consent of the Company which consent shall not be unreasonably withheld; provided, further, that the Company shall not be liable to any such person in any such case to the extent that any such Loss or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or Prospectus contained therein, in reliance upon and in conformity with written information furnished to the Company by such Individual Stockholder or any agent, underwriter or representative of such Individual Stockholder expressly for use therein, or by such Individual Stockholder's failure to furnish the Company, upon request, with the information with respect to such Individual Stockholder, such Individual Stockholder's directors and officers, or any agent, underwriter or representative of such Individual Stockholder, or such Individual Stockholder's intended method of distribution, that is the subject of the untrue statement or omission or if the Company shall sustain the burden of proving that such Individual Stockholder, such Individual Stockholder's directors and officers, or such agent or underwriter sold securities to the person alleging such Loss without sending or giving, at or prior to the written confirmation of such sale, a copy of the applicable Prospectus (excluding any documents incorporated by reference therein) or of the applicable Prospectus, as then amended or supplemented (excluding any documents incorporated by reference therein) if the Company had previously furnished copies thereof to such Individual Stockholder or such agent or underwriter, and such Prospectus corrected such untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement.

               (b) Indemnification by Individual Stockholders and Any Agent or Underwriters. Each Individual Stockholder shall indemnify and hold harmless the Company, each of its directors and officers, each person, if any, who controls the Company within the meaning of the Securities Act, and each agent and any underwriter for the Company (within the meaning of the Securities Act) against any Losses, joint or several, to which the Company or any such director, officer, controlling person, agent or underwriter may become subject, under the Securities Act or otherwise, insofar as such Losses (or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement on the effective date thereof (including any Prospectus filed under Rule 424 under the Securities Act or any amendments or supplements thereto) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement


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or omission or alleged omission was made in such Registration Statement or
Prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by or on behalf of such Individual Stockholder expressly for use in connection with such Registration Statement or Prospectus, or by such Individual Stockholder's failure to furnish the Company, upon request, with the information with respect to the Individual Stockholder, such Individual Stockholder's directors and officers, or any agent, underwriter or representative of such Individual Stockholder, or such Individual Stockholder's intended method of distribution, that is the subject of the untrue statement or omission; and such Individual Stockholder shall reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, agent or underwriter (but not in excess of expenses incurred in respect of one counsel for all of them unless there is an actual conflict of interest between any indemnified parties, which indemnified parties may be represented by separate counsel) in connection with investigating or defending any such Loss or action; provided, however, that the indemnity agreement contained in this Section 2.06(b) shall not apply to amounts paid in settlement of any such Loss or action if such settlement is effected without the consent of the Individual Stockholder which consent shall not be unreasonably withheld.

               (c) Notice of Claims, Etc. Promptly after receipt by an indemnified party under subsection (a) or (b) above of written notice of the commencement of any action or proceeding for which indemnification under subsection (a) or (b) may be requested, such indemnified party shall, without regard to whether a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of, or as contemplated by, this Section 2.06, notify such indemnifying party in writing of the commencement of such action or proceeding; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party in respect of such action or proceeding on account of the indemnification provisions of or contemplated by Section 2.06(a) or Section 2.06(b) hereof unless the indemnifying party was materially prejudiced by such failure of the indemnified party to give such notice, and in no event shall such omission relieve the indemnifying party from any other liability it may have to such indemnified party. In case any such action or proceeding shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall determine, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal or any other expenses subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation (unless such indemnified party reasonably objects to such assumption on the grounds that there may be defenses available to it which are different from or in addition to the defenses available to such indemnifying party, in which event the indemnified party shall have the right to control its defense and shall be reimbursed by the indemnifying party for the expenses incurred in connection with retaining separate counsel). If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel (in addition to local counsel) for each indemnified party with respect to such claim. The indemnifying party will not be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld or delayed. No indemnifying party will consent to entry of any judgment or enter into any settlement agreement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.


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               (d) Contribution. Each Individual Stockholder and the Company
agree that if, for any reason, the indemnification provisions contemplated by
Section 2.06(a) or Section 2.06(b) hereof are unavailable to or are insufficient to hold harmless an indemnified party in respect of any Losses (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such Losses (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of, and benefits derived by, the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.06(d) were determined (i) by pro rata allocation (even if the Individual Stockholder or any agents for, or underwriters of, the Registrable Securities, or all of them, were treated as one entity for such purpose); or (ii) by any other method of allocation which does not take account of the equitable considerations referred to in this Section 2.06(d). The amount paid or payable by an indemnified party as a result of the Losses (or actions or proceedings in respect thereof) referred to above shall be deemed to include (subject to the limitations set forth in Section 2.06(c) hereof) any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action, proceeding or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

               (e) Beneficiaries of Indemnification. The obligations of the Company under this Section 2.06 shall be in addition to any liability that it may otherwise have and shall extend, upon the same terms and conditions, to each officer, director, partner and member of each Individual Stockholder requesting or joining in a registration and each agent and underwriter of the Registrable Securities and each person, if any, who controls such Individual Stockholder or any such agent or underwriter within the meaning of the Securities Act; and the obligations of such Individual Stockholder and any agents or underwriters contemplated by this Section 2.06 shall be in addition to any liability that such Individual Stockholder or its respective agent or underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his consent, is named in any Registration Statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the Securities Act.

               SECTION 2.07. Termination of Registration Rights. Notwithstanding any other provisions of this Agreement to the contrary, the registration rights granted pursuant to this Agreement shall terminate on the earlier of: (i) as to an Individual Stockholder, the date that the Registrable Securities held by such Individual Stockholder can be sold within a three month period under Rule 144 under the Securities Act; (ii) if the Company has not exercised Blackout Period rights pursuant to Section 2.02(c) hereof then on the second anniversary of the filing date of the Shelf Registration regardless of the tradeability of any Registrable Securities held by such Individual Stockholder or (iii), if the Company has exercised Blackout Period rights pursuant to Section 2.02(c) hereof, on the date which is the number of days after the second anniversary of the filing date of the Shelf Registration equal to the aggregate number of days of the duration of all Blackout Periods pursuant to Section 2.02(c) hereof.

               SECTION 2.08. Underwriters. If any of the Registrable Securities are to be sold pursuant to an underwritten offering, the investment banker or bankers and the managing underwriter or underwriters thereof shall be selected by the Company after consultation with the Individual Stockholders, provided, that such managing underwriter or underwriters must be of recognized standing.

               SECTION 2.09. Lockup. Each Individual Stockholder shall, in connection with any registration of the Company's securities in which it participates, upon the request of the underwriters managing such underwritten offering, agree in writing (in a form satisfactory to such underwriter) not to effect any sale, disposition or distribution of any Registrable Securities (other than that included in the registration) without the prior written consent of such underwriters for such period of time not to exceed one hundred and eighty (180) days from the effective date of such registration as the underwriters may specify; provided, however, that all executive officers and directors of the Company shall also have agreed not to effect any sale, disposition or distribution of any Registrable Securities under the circumstances and pursuant to the terms set forth in this Section 2.09.

               SECTION 2.10. Legends. (a) Stop transfer restrictions will be given to the Company's transfer agent(s) with respect to the Registrable Securities and there will be placed on the certificate or instruments representing the Registrable Securities, and on any certificate or instrument delivered in substitution or exchange therefor, a legend stating in substance:

               THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO SUCH REGISTRATION OR IN ACCORDANCE WITH AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

               (b) The Company hereby agrees that it will cause stop transfer restrictions to be released with respect to any Registrable Securities that are transferred (i) pursuant to an effective Registration Statement under the Securities Act, (ii) pursuant to Rule 144 under the Securities Act, or (iii) pursuant to another exemption from the registration requirements of the Securities Act; provided, however, that in the case of any transfer pursuant to clause (ii) or (iii) above, the request for transfer is accompanied by a written statement signed by such Individual Stockholder confirming compliance with the requirements of the relevant exemption from registration; and provided, further, that in the case of any transfer pursuant to clause (iii) above, other than any transfer by such Individual Stockholder to one or more of its direct or indirect subsidiaries, or among such subsidiaries, or by any such subsidiary to such Individual Stockholder, the Company shall have received a written opinion of counsel reasonably satisfactory to the Company that such registration is not required. The Company further agrees that it will cause the legend described in subsection (a) of this Section 2.10 to be removed in the event of any transfer as provided in clause (i) or (ii) above.

               SECTION 2.11. Transfer of Registration Rights. An Individual Stockholder may not transfer its rights under this Agreement without the written consent of the Company; provided, however, that an Individual Stockholder may transfer such Individual Stockholder's rights in whole and not in part without the Company's consent to a Permitted Transferee (as defined below) if (i) the transferring Individual Stockholder gives the Company written notice, whether or not the Company's consent is necessary to effect such transfer, at or prior to the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under this Agreement are being transferred and (ii) such transferee agrees in writing, in form and substance reasonably satisfactory to the Company, to be bound as an Individual Stockholder by the provisions of this Agreement. Any transfer of Registrable Securities not in compliance with this Section 2.11 shall cause such Registrable Securities to lose such status. For purposes of this Section 2.11, "Permitted Transferee" shall mean (i) in the case of any Individual Stockholder who is a natural person, a Person to whom Registrable Securities are transferred from such Individual Stockholder by gift, will or the laws of descent and distribution and
(ii) any "affiliate" of any Individual Stockholder, including, without limitation, any trust, partnership or limited liability company that an Individual Stockholder controls or is a beneficiary of, or any person that is a member of any Individual Stockholder or a beneficiary of any such trust, and any partnership or limited liability company controlled by two or more of such trusts or beneficiaries of such trust or trusts.

               SECTION 2.12. Public Information. The Company covenants to make available "adequate current public information" concerning the Company within the meaning of Rule 144(c) under the Securities Act so long as an Individual Stockholder holds any Registrable Securities.


                                   ARTICLE III

                                  MISCELLANEOUS

               SECTION 3.01. Expenses. Except as otherwise specified in this Agreement, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

               SECTION 3.02. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given and made upon receipt) by delivery in person, by courier service, by cable, by facsimile, by telegram, by telex, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 3.02):

               (a)    if to the Company:

                      Getty Images, Inc.
                      2101 Fourth Avenue
                      Fifth Floor
                      Seattle, Washington 98121
                      Facsimile: (206) 695-3447
                      Attention: Heather Redman
                      with a copy to:

                      Shearman & Sterling
                      555 California Street
                      San Francisco, California 94104
                      Facsimile:  (415) 616-1199
                      Attention: William H. Hinman, Jr.

                             (b) if to an Individual Stockholder, then to the
                      address for such Individual Stockholder as it appears on the books of the Company at the time of such notice.

                      with a copy to:

                      Altheimer & Gray
                      10 South Wacker Drive
                      Chicago, Illinois 60608
                      Facsimile:  (312) 715-4800
                      Attention: Peter H. Lieberman

                      or as such Individual Stockholder shall otherwise request in writing.

               SECTION 3.03. Headings. The descriptive headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

               SECTION 3.04. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, or incapable of being enforced by any rule of law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect and shall in no way be affected, impaired or invalidated.

               SECTION 3.05. Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties hereto with respect to the subject matter hereof, except as otherwise expressly provided herein.

               SECTION 3.06. Assignment. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns; provided, however, that this Agreement shall not inure to the benefit of any transferee unless such transferee shall have complied with the terms of Section 2.11.

               SECTION 3.07. No Third Party Beneficiary. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

               SECTION 3.08. Amendment. This Agreement may not be amended or modified except (a) by an instrument in writing signed by, or on behalf of, the parties hereto or (b) by a waiver in accordance with Section 3.10 of this Agreement.

               SECTION 3.09. Waiver. Any party to this Agreement may as to it
(a) extend the time for the performance of any obligations or other acts of any other party hereto or (b) waive compliance with any agreements or conditions contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party to be bound thereby. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or as a waiver of any other term or condition, of this Agreement. The failure of any party to assert any of its rights hereunder shall not constitute a waiver of any of such rights.

               SECTION 3.10. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed in and to be performed in that state and without regard to any applicable conflicts of law. All actions and proceedings arising out of or relating to this Agreement may be heard and determined in the federal court for the Western District of Washington or the Northern District of Illinois or the Southern District of New York. Each of the parties to this Agreement (a) consents to submit itself to the non-exclusive personal jurisdiction of the federal court for the District of Western and the Northern District of Illinois and the Southern District of New York in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (c) agrees that it will not bring any action in relation to this Agreement, the Merger or any of the other transactions contemplated by this Agreement in any court other than the federal court of the Western District of Washington or the Northern District of Illinois or the Southern District of New York.

               SECTION 3.11. Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

               SECTION 3.12. Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

               SECTION 3.13. Survival. The several indemnities, agreements, representations, warranties and each other provision set forth in this Agreement and made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any party, any director or officer of such party, or any controlling person of any of the foregoing, and shall survive the transfer of any Registrable Securities by the Individual Stockholder, and the indemnification and contribution provisions set forth in Section 2.08 hereof shall survive termination of this Agreement.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized or in their individual capacities, as applicable.



                                    GETTY IMAGES, INC.


                                    By:
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